EXHIBIT 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $0.0001 par value per share, of CCC Intelligent Solutions Holdings Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 16th day of June 2023.

TCV member fund, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV IX, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV IX (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

TCV IX (B), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management IX, L.P., a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

Technology Crossover Management IX, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner
Technology Crossover Management IX, Ltd., a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory

Technology Crossover Management IX, Ltd.
a Cayman Islands exempted company

By:	/s/ Frederic D. Fenton
Name:	Frederic D. Fenton
Title:	Authorized Signatory